UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of Earliest Event) October 1, 2002


                               EXUS NETWORKS, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Nevada                       0-18049                  91-1317131
     -----------------            -------------             --------------
     (State or Other               (Commission              (I.R.S. Employer
      Jurisdiction of               File Number)            Identification No.)
      Incorporation)


                 150 East 58th Street, New York, New York 10155
       -------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  212-514-6600
                               ------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company announced today that it has formed Exus Education Network (EEN) as a Global Provider of e-learning solutions for the creation, delivery and management of training and education programs for organizations. Exus solutions will implement e-learning through a wide range of communications platforms as well as Satellite broadband technologies. Exus e-learning solutions enable our customers to increase their knowledge, expand core competences and enhance productivity. Our solutions deliver knowledge to a broad set of geographically dispersed users, and also monitor and measure student participation and knowledge acquisition. We distinguish ourselves from our competitors by providing tailored, end-to-end solutions. Our Shared Satellite Network will be primarily focused on the delivery of education and our USA office and overseas offices in Poland, Ukraine, Kazakhstan, Uzbekistan, Afganistan and Cyprus will predominantly market and service our educational products. We also intend to grow our satellite-based communications business internationally. Our Shared Satellite Network will also service voice- and data-based communications and we are continuing to develop new products and services.

Educational content will be licensed from various content developers. Exus has signed agreements with organizations that provide English courses as a second language, and Information Technology (IT) courses offering certification from Avaya, Cisco, CompTIA, ECDL Foundation, Lotus, Lucent, Microsoft, Novell, Oracle, Project Management and Sybase. Exus will also offer Business Skills courses such as Accounting, Finance, Management, and Statistics.


Safe Harbor Notice:
This document contains "forward-looking statements" as provided in the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company believes that the expectations reflected in such statements are reasonable, but no assurances can be given that they will prove correct. The Company remains exposed to risk factors that include; economic conditions; the availability of sufficient financing, the availability qualified personnel; regulatory requirements; competition; time critical deadlines; poor conditions for selling the Company's stock; and others. Statements made herein are not a guarantee of future corporate or stock performance.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 EXUS NETWORKS, INC.



Date: October 1, 2002                     By: /s/Isaac H. Sutton
                                                 ____________________________
                                                 Isaac H. Sutton
                                                 President and Director